Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THIS DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT N° 2

TO THE

A320 PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AVOLON AEROSPACE LEASING LIMITED

As Buyer

CONTENTS

CLAUSES	TITLES

0.	DEFINITIONS AND INTERPRETATION	1

1.	SCOPE	3

2.	SPECIFICATION	3

3.	PRICES	5

4.	PAYMENT TERMS	7

5.	DELIVERY	8

6.	CUSTOMER SUPPORT SERVICES	9

7.	MISCELLANEOUS	11

8.	INCONSISTENCY AND CONFIDENTIALITY	11

EXHIBIT A	PRICE REVISION FORMULAE

EXHIBIT B	BASELINE SCN LISTS

AVOLON – A320 Purchase Agreement – Amendment N°2

AMENDMENT N° 2 TO THE A320 PURCHASE AGREEMENT

This amendment N° 2 (the “Amendment N°2”) to the Agreement (as defined below) dated 17th December 2012 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under the laws of the Cayman Islands, having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”).

The Seller and the Buyer shall together be referred to as the “Parties”, each a “Party”. WHEREAS:

A.	The Buyer and the Seller have entered into a purchase agreement dated as of the 16th December 2010 for the sale by the Seller and purchase by the Buyer of **** A320 aircraft (the “Initial Aircraft”), together with its various Exhibits and Letter Agreements and as amended and supplemented form time to time (the “Agreement”).

B.	the Buyer and the Seller entered into Amendment No. 1 to the Agreement dated as of December 6, 2012 (the “Amendment No. 1”) to reschedule certain Aircraft **** from **** to **** respectively in accordance with the terms of such Amendment No. 1. The Parties wish to further amend certain provisions of the Agreement subject to and in accordance with the terms and conditions of this Amendment N°2.

NOW IT IS HEREBY AGREED AS FOLLOWS:

0.	DEFINITIONS AND INTERPRETATION

Capitalised terms used herein and not otherwise defined in this Amendment N°2 shall have the meanings assigned thereto in the Agreement. For the purposes of this Amendment N°2, it is hereby agreed by the Parties that the following capitalized words and terms used in the Amendment N°2 shall have the meaning set out below.

A319-100 Aircraft Standard Specification	means an A319-100 standard specification document numberJ.000.01000, issue 7, dated June 20, 2011, including the following design weights: MTOW: **** metric tonnes, ML W: **** metric tonnes, MZFW: **** metric tonnes

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 1 of 49

A320-200 Aircraft Standard Specification	means an A320-200 standard specification document number D.000.02000, issue 8, dated June 20, 2011, including the following design weights: MTOW: **** metric tonnes, MLW: **** metric tonnes, MZFW: **** metric tonnes

A321-200 Aircraft Standard Specification	means an A3 21-200 standard specification document number E.000.02000, issue 5, dated June 20, 2011, including the following design weights: MTOW: **** metric tonnes, MLW: **** metric tonnes, MZFW: **** metric tonnes

Aircraft	means together, the Initial Aircraft and the NEO Aircraft, each an “Aircraft”.

Airframe Base Price	has the meaning set out in Sub-Clause 3.1.1 to Clause 3 in this Amendment N°2.

Airframe Price Revision Formula	has the meaning set out in Part 1 of Exhibit A to this Amendment N°2.

Commitment Fee	has the meaning set out in Sub-Clause 5.3 to Clause 4 of this Amendment N°2.

Final NEO Aircraft Price	has the meaning set out in Sub-Clause 3.2 to Clause 3 of this Amendment N°2.

Initial Operator	means the initial operator of the NEO Aircraft (as defined in Clause 1 below) following its Delivery to the Buyer for whom the NEO Aircraft is the first Airbus model aircraft in commercial revenue service with such initial operator.

Irrevocable SCNs	means the list of SCNs, which are irrevocably part of the A320 NEO specification, as expressly set forth in Exhibit B hereto.

NEO Aircraft	means, together, the A320 family Aircraft incorporating the New Engine Option to be purchased by the Buyer hereunder (each, a “NEO Aircraft”).

New Engine Option	has the meaning set forth in Clause 2.1 hereof.

PDP Reference Price	has the meaning set out in Sub-Clause 5.2.1 to Clause 4 to this Amendment N°2.

Predelivery Payment	means the payment(s) determined in accordance with Sub-Clause 5.2.1 to Clause 4 to this Amendment N°2.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 2 of 49

Propulsion Systems Base Price	has the meaning set out in Parts 2 and 3 of Exhibit A to this Amendment N°2.

Propulsion Systems Price Revision Formula	has the meaning set out in Sub-Clause 3.1.2 Clause 3 to this Amendment N°2.

Scheduled Delivery Month	has the meaning set out in Sub-Clause 9.1.1 of Clause 5 to this Amendment N°2.

Seller Furnished Equipment or SFE	corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

Sharklets	means a new large wingtip device, currently under development by the Seller, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are part of the New Engine Option and corresponding Irrevocable SCNs.

The terms “herein”, “hereof and “hereunder” and words of similar import refer to this Amendment N°1.

1.	SCOPE

1.1	The Parties hereby agree that subject to the terms and conditions hereof, the Seller shall sell and deliver to the Buyer and the Buyer shall buy and take Delivery of **** NEO Aircraft.

1.2	The Parties further agree that, unless stipulated otherwise herein:

(a)	The terms and conditions of this Amendment N°2 shall be applicable solely to the NEO Aircraft; and

(b)	The NEO Aircraft shall be considered an “Aircraft for the purposes of the Agreement.

Furthermore it is hereby agreed by the Parties that this Amendment N°2, upon execution hereof, shall constitute an integral and non-severable part of the Agreement.

2.	SPECIFICATION

2.1	Aircraft Specification

The Parties hereby agree that with respect to the NEO Aircraft only, the provisions set forth in Clause 2.1 to the Agreement shall not apply and the following alternative Clause 2.1 of the Agreement shall apply solely in respect of the NEO Aircraft:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 3 of 49

QUOTE

2.1	Aircraft Specification

2.1.1	The NEO Aircraft shall be manufactured in accordance with the Standard Specification, as may already have been modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Exhibit B of this Amendment N°2.

2.1.2	New Engine Option

2.1.2.1	The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319/A320/A321 aircraft. The specification of the A319/A320/A321 NEO Aircraft shall be derived from the current A319/A320/A321 respective Standard Specifications and based on the new Propulsion Systems, as set forth in Clause 2.3 below, and Sharklets, as well as required airframe structural modifications and Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibit B of this Amendment N°2, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2	Neo weights

The New Engine Option shall modify the design weights of the Standard Specifications as follows:

	A319-100	A320-200	A321-200
MLW	****	****	****
MZFW	****	****	****

The estimated basic Manufacturer’s Weight Empty (MWE) of the Standard Specifications § 13-10.01.00 shall be modified as follows:

Propulsion System as per Clause 2.3	A319-100	A320-200	A321-200
PW	****	****	****
CFM	****	****	****

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze. ****.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 4 of 49

UNQUOTE

2.2	Propulsion Systems

The Parties hereby agree that with respect to the NEO Aircraft only, the provisions set forth in Clause 2.3 of the Agreement shall not apply and the following alternative Clause 2.3 of the Agreement shall apply solely in respect of the NEO Aircraft:

QUOTE

2.3	Propulsion Systems

2.3.1.	The Airframe shall be equipped with a set of either two (2) CFM LEAP-X engines or two (2) Pratt & Whitney PW1100G-JM engines, upon selection referred to respectively as the “Propulsion Systems”.

	CFM	Pratt and Whitney
A319-100 NEO	LEAP-X 1A24 AET* (**** lbf)	PW1124G-JM AET* (**** lbf)

A320-200 NEO	LEAP-X1A26 AET* (**** lbf)	PW1127G-JM AET* (**** lbf)

A321-200 NEO	LEAP-X1A32 AET* (**** lbf)	PW1133G-JM AET* (**** lbf)

*	AET means Airbus Equivalent Thrust

It is agreed and understood that the thrust ratings may be updated upon final NEO specification freeze.

2.3.2	The Propulsion Systems type shall be selected not later than the **** before the first day of the Scheduled Delivery Month of each relevant NEO Aircraft scheduled for delivery in ****.

****

2.2.3	The Propulsion Systems type shall be selected not later than the **** before the first day of the Scheduled Delivery Month of each relevant NEO Aircraft scheduled for delivery in ****.

****

UNQUOTE

3.	PRICES

The Parties hereby agree that with respect to the NEO Aircraft only, the provisions set forth in Clause 3 to the Agreement shall not apply and the following alternative Clause 3 of the Agreement shall apply solely in respect of the NEO Aircraft:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 5 of 49

QUOTE

3	PRICES

3.1	Airframe Base Price

3.1.1	The Airframe Base Price is the sum of:

****

3.2	Propulsion Systems Base Price

3.2.1	CFM INTERNATIONAL Propulsion Systems Base Price

****

3.2.2	PRATT & WHITNEY Propulsion Systems Base Price

****

3.3	Final Price

The Final Price of each NEO Aircraft shall be the sum of:

(i)	the Airframe Base Price as revised as of the Delivery Date in accordance with Exhibit A part 1 of Amendment N°2; plus

(ii)	the aggregate of all increases or decreases to the Airframe Base Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Exhibit A part 1 of Amendment N°2; plus

(iii)	the Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Exhibit A part 2 or part 3 of Amendment N°2 as applicable; plus

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Exhibit A part 2 or part 3 of Amendment N°2 as applicable; plus

(v)	any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the NEO Aircraft.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 6 of 49

For clarity, any decrease or increase referred to in (ii) or (iv) above, shall have the effect of reducing (in the case of a decrease) or increasing (in the case of an increase) the Final Price of the relevant NEO Aircraft accordingly.

UNQUOTE

4.	PAYMENT TERMS

Notwithstanding Clauses 5.1, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 to the Agreement, the Parties hereby agree that with respect to the NEO Aircraft only, the provisions set forth in Clauses 5.2 and 5.3 to the Agreement shall not apply and the following alternative Clauses 5.2 and 5.3 of the Agreement shall apply solely in respect of the NEO Aircraft:

QUOTE

5.2	Commitment Fee

****

5.3	Predelivery Payments

5.3.1	The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each NEO Aircraft. The predelivery payment reference price is determined by the following formula:

****

5.3.2	Such Predelivery Payments shall be made in accordance with the following schedule:

****

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of this Amendment N°2, such Predelivery Payments shall be made upon signature of this Amendment N°2.

Within **** after the date of this Amendment N°2, the Seller shall provide the Buyer with a detailed Predelivery Payment schedule including amounts and due dates in respect of all Predelivery Payments payable under this Amendment N°2.

5.3.3	Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Final Price of the NEO Aircraft. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof ****.

5.3.4

If any Predelivery Payment is not received within **** following notice from the Seller to the Buyer that the relevant Predelivery Payments was not received on or before the relevant due date specified in Clause 5.3.2 then, in addition to

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 7 of 49

any other rights and remedies available to Seller, the Seller shall have no obligation to deliver any or all of the NEO Aircraft remaining to be delivered under the Amendment N°2 within their respective Scheduled Delivery Month(s). Upon receipt of the full amount of all delayed Predelivery Payments, together with any amount due pursuant to Clause 5.7, the Seller shall inform the Buyer of new Scheduled Delivery Month(s) consistent with the Seller’s other commitments and production capabilities.

5.3.5	Specification Change Notice Predelivery Payments

The Seller shall be entitled to request Predelivery Payments for each SCN executed after signature of this Amendment N°2:

(i)	for each SCN executed prior to the first day of the **** prior to the Scheduled Delivery Month, this Predelivery Payment shall correspond to a percentage of the SCN price equal to the total percentage of Predelivery Payments as defined in Clause 5.3.2 above and shall be paid on the **** of the **** prior to the Scheduled Delivery Month;

(ii)	for each SCN executed between **** prior to the Scheduled Delivery Month, this Predelivery Payment shall amount to **** of the SCN price and for each SCN executed between **** prior to the Scheduled Delivery Month this payment shall amount to **** of the SCN price;

these payments shall be paid on the **** of the **** prior to the Scheduled Delivery Month ;

(iii)	each of the above Predelivery Payments shall constitute an instalment towards the Final Price of the corresponding NEO Aircraft.

UNQUOTE

5.	DELIVERY

The Parties hereby agree that with respect to the NEO Aircraft only, the provisions set forth in Clause 9.1.1 to the Agreement shall not apply and the following alternative Clause 9.1.1 of the Agreement shall apply solely in respect of the NEO Aircraft:

QUOTE

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the NEO Aircraft Ready for Delivery at the Delivery Location within the following months:

****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 8 of 49

Each of such months shall then be, with respect to the corresponding NEO Aircraft, the “Scheduled Delivery Month”.

UNQUOTE

6.	CUSTOMER SUPPORT SERVICES

6.1	Seller Representatives

The Parties hereby agree that with respect to the NEO Aircraft only, the provisions set forth in Clause 1 of the Appendix A to Clause 15 of the Agreement shall not apply and the following alternative Clause 1 of the Appendix A to Clause 15 of the Agreement shall apply solely in respect of the NEO Aircraft:

QUOTE

1	The Seller shall provide to the Buyer or its Operator Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for a total of **** per NEO Aircraft.

UNQUOTE

6.2	Training Support and Services

The Parties hereby agree that with respect to the NEO Aircraft only, the provisions set forth in the Appendix A to Clause 16 of the Agreement shall not apply and the following alternative Appendix A to Clause 16 of the Agreement shall apply solely in respect of the NEO Aircraft:

QUOTE

APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of **** NEO Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided up to **** after Delivery of the last firmly ordered NEO Aircraft delivered under this Amendment N°2.

Notwithstanding the above, flight operations training courses granted per firmly ordered NEO Aircraft in this Appendix A shall be provided by the Seller within a period starting **** before and ending **** after said NEO Aircraft Delivery.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 9 of 49

Any deviation to said training delivery schedule shall be mutually agreed between the Buyer or its Operator and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	****

The Seller shall provide ****.

1.2	****

The Seller shall provide to the Buyer or its Operator ****.

****

1.3	****

The Seller shall provide ****.

1.4	****

The Seller shall provide to the Buyer or its Operator ****.

2	PERFORMANCE I OPERATIONS COURSE(S)

The Seller shall provide to the Buyer or its Operator ****.

3	MAINTENANCE TRAINING

3.1	The Seller shall provide to the Buyer or its Operator ****.

3.2	The Seller shall provide to the Buyer or its Operator ****.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 10 of 49

4.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

7.	MISCELLANEOUS

****

8.	INCONSISTENCY AND CONFIDENTIALITY

8.1	It is hereby agreed by the Parties that this Amendment N°2 shall enter into effect and be binding upon the Parties at the date mentioned here above.

8.2	It is understood that all terms and conditions of the Agreement, including its Exhibits and Letter Agreements, in each case to the extent not amended by this Amendment N°2 (including its Exhibits and Letter Agreements) shall remain unchanged and shall apply to the NEO Aircraft.

8.3	In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°2 (including its Exhibits and Letter Agreements), the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

8.4	This Amendment N°2 shall be treated by both Parties as confidential on the terms set out in Clause 22.12 of the Agreement.

8.5	Furthermore it is hereby agreed by the Parties that the Amendment N°2, upon execution hereof, shall constitute an integral and non-severable part of the Agreement.

8.6	Except as otherwise provided by the terms and conditions herein, the Agreement, as amended by this Amendment N°2 (including its Exhibits and Letter Agreements) contains the entire agreement of the Parties hereto and supersedes all other prior agreements, representations, understandings and negotiations, oral and written, and may be modified only by an instrument in writing signed by the Parties hereto.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 11 of 49

IN WITNESS WHEREOF this Amendment N°2 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its:	Authorised Signatory	Its:	Senior Vice President Contracts

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 12 of 49

EXHIBIT A

EXHIBIT A

PRICE REVISION FORMULAE

1.	Part 1: AIRBUS Price Revision Formula

2.	Part 2: CFM INTERNATIONAL Price Revision Formula

3.	Part 3: PRATT & WHITNEY Price Revision Formula

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 13 of 49

EXHIBIT A – Part 1

PART 1 AIRFRAME PRICE REVISION FORMULA

1	BASE PRICE

****

2	BASE PERIOD

****

3	INDEXES

****

4	REVISION FORMULA

****

5	GENERAL PROVISIONS

5.1	Roundings

****

5.2	Substitution of Indexes for Airframe Price Revision Formula

****

5.3	Final Index Values

****

5.4	Limitation

****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 14 of 49

EXHIBIT A – Part 2

PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

****

2.	REFERENCE PERIOD

****

3.	INDEXES

****

4.	REVISION FORMULA

****

5.	GENERAL PROVISIONS

5.1	Roundings

****

5.2	Final Index Values

****

5.3	Interruption of Index Publication

****

5.4	Annulment of the Formula

****

5.5	Limitation

****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 15 of 49

EXHIBIT A – Part 3

PROPULSION SYSTEMS PRICE REVISION FORMULA

PRATT AND WHITNEY

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

****

2.	BASE PERIOD

****

3.	INDEXES

****

4.	REVISION FORMULA

****

5.	GENERAL PROVISIONS

5.1	Roundings

****

5.2	Substitution of Indexes for Price Revision Formula

****

5.3	Final Index Values

****

5.4	Limitation

****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 16 of 49

EXHIBIT B

BASELINE SCN LIST

****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 17 of 49

LETTER AGREEMENT N°1 to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an Amendment N°2 (the “Amendment N°2”) dated as of even date herewith relating to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°1 shall have the meanings assigned thereto in the Agreement and/or Amendment N°2, as the context may require.

Both parties agree that this Letter Agreement N°1, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°1.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 18 of 49

LETTER AGREEMENT N°1 to AMENDMENT N°2

1.	****

2.	****

3.	****

4.	****

5.	****

6.	****

7.	****

8.	****

9.	****

10.	****

11.	****

12.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement N°1 or of the Amendment N°2 or of the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement N°1 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

13.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement N°1 as if the same where set out herein mutatis mutandis.

14.	LAW AND JURISDICTION

This Letter Agreement Nº1 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº1 as if set out herein in full (with all necessary changes).

15.	COUNTERPARTS

This Letter Agreement Nº1 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 19 of 49

LETTER AGREEMENT N°1 to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°1 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By :	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its :	Authorised Signatory	Its:	Senior Vice President Contracts

Date :		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 20 of 49

LETTER AGREEMENT N°2 to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an amendment N°2 (the “Amendment N°2”) dated as of even date herewith relating to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°2 shall have the meanings assigned thereto in the Agreement and/or Amendment N°2, as the context may require.

Both parties agree that this Letter Agreement N°2, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°2.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 21 of 49

LETTER AGREEMENT N°2 to AMENDMENT N°2

1.	****

2.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement N°2 or of the Amendment N°2 or of the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement N°2 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement N°2 as if the same where set out herein mutatis mutandis.

4.	LAW AND JURISDICTION

This Letter Agreement Nº2 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº2 as if set out herein in full (with all necessary changes).

5.	COUNTERPARTS

This Letter Agreement Nº2 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 22 of 49

LETTER AGREEMENT N°2 to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°2 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By :	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its :	Authorised Signatory	Its:	Senior Vice President Contracts

Date :		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 23 of 49

LETTER AGREEMENT N°3 to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an amendment N°2 (the “Amendment N°2”) dated as of even date herewith relating to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°3 shall have the meanings assigned thereto in the Agreement and/or Amendment N°2, as the context may require.

Both parties agree that this Letter Agreement N°3, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°3.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 24 of 49

LETTER AGREEMENT N°3 to AMENDMENT N°2

1.	****

2.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement N°3 or of the Amendment N°2 or of the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement N°3 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement N°3 as if the same where set out herein mutatis mutandis.

4.	LAW AND JURISDICTION

This Letter Agreement Nº3 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº3 as if set out herein in full (with all necessary changes).

5.	COUNTERPARTS

This Letter Agreement Nº3 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 25 of 49

LETTER AGREEMENT N°3 to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°3 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By :	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its :	Authorised Signatory	Its:	Senior Vice President Contracts

Date :		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 26 of 49

LETTER AGREEMENT N°4 to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an amendment N°2 (the “Amendment N°2”) dated as of even date herewith relating to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°4 shall have the meanings assigned thereto in the Agreement and/or Amendment N°2, as the context may require.

Both parties agree that this Letter Agreement N°4, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°4.

1.	****

2.	****

3.	****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 27 of 49

LETTER AGREEMENT N°4 to AMENDMENT N°2

4.	ASSIGNMENT

Save as provided for in this Letter Agreement N°4 or in the Amendment N°2 or in the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement N°4 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement N°4 as if the same where set out herein mutatis mutandis.

6.	LAW AND JURISDICTION

This Letter Agreement Nº4 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº4 as if set out herein in full (with all necessary changes).

7.	COUNTERPARTS

This Letter Agreement Nº4 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 28 of 49

LETTER AGREEMENT N°4 to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°4 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By :	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its :	Authorised Signatory	Its:	Senior Vice President Contracts

Date :		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 29 of 49

APPENDIX 1

LETTER AGREEMENT N°4 to AMENDMENT N°2

****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 30 of 49

LETTER AGREEMENT N°5-A to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an amendment N°2 (the “Amendment N°2”) dated as of even date herewith relating to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°5-A shall have the meanings assigned thereto in the Agreement and/or Amendment N°2, as the context may require.

Both parties agree that this Letter Agreement N°5-A, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°5-A.

1.	****

2.	****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 31 of 49

LETTER AGREEMENT N°5-A to AMENDMENT N°2

3.	****

4.	****

5.	****

6.	****

7.	****

8.	****

9.	ASSIGNMENT

The terms and conditions of this Letter Agreement shall be assignable to the Buyer’s operators. The Buyer shall consult the Seller in advance of any intended assignment to an Operator to the Buyer.

****

10.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement N°5-A as if the same where set out herein mutatis mutandis.

11.	LAW AND JURISDICTION

This Letter Agreement Nº5-A shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº5-A as if set out herein in full (with all necessary changes).

12.	COUNTERPARTS

This Letter Agreement Nº5-A may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 32 of 49

LETTER AGREEMENT N°5-A to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°5-A to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By :	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its :	Authorised Signatory	Its:	Senior Vice President Contracts

Date :		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 33 of 49

LETTER AGREEMENT N°5-B to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an amendment N°2 (the “Amendment N°2”) dated as of even date herewith relating to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°5-B shall have the meanings assigned thereto in the Agreement and/or Amendment N°2, as the context may require.

Both parties agree that this Letter Agreement N°5-B, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°5-B.

1.	****

2.	****

3.	****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 34 of 49

LETTER AGREEMENT N°5-B to AMENDMENT N°2

4.	****

5.	****

6.	****

7.	****

8.	****

9.	ASSIGNMENT

The terms and conditions of this Letter Agreement shall be assignable to the Buyer’s operators. The Buyer shall consult the Seller in advance of any intended assignment to an Operator to the Buyer.

****

10.	CONFIDENTIALITY

The provisions of Clause 22.12.2 of the Agreement shall be incorporated in this Letter Agreement N°5-B as if the same where set out herein mutatis mutandis.

11.	LAW AND JURISDICTION

This Letter Agreement Nº5-B shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº5-B as if set out herein in full (with all necessary changes).

12.	COUNTERPARTS

This Letter Agreement Nº5-B may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 35 of 49

LETTER AGREEMENT N°5-B to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°5-B to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By :	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its :	Authorised Signatory	Its:	Senior Vice President Contracts

Date :		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 36 of 49

LETTER AGREEMENT N°5-C to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an amendment N°2 (the “Amendment N°2”) dated as of even date herewith relating to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°5-C shall have the meanings assigned thereto in the Agreement and/or Amendment N°2, as the context may require.

Both parties agree that this Letter Agreement N°5-C, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°5-C.

1.	****

2.	****

3.	****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 37 of 49

LETTER AGREEMENT N°5-C to AMENDMENT N°2

4.	****

5.	****

6.	****

7.	****

8.	****

9.	ASSIGNMENT

The terms and conditions of this Letter Agreement shall be assignable to the Buyer’s operators. The Buyer shall consult the Seller in advance of any intended assignment to an Operator to the Buyer.

****

10.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement N°5-C as if the same where set out herein mutatis mutandis.

11.	LAW AND JURISDICTION

This Letter Agreement Nº5-C shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº5-C as if set out herein in full (with all necessary changes).

12.	COUNTERPARTS

This Letter Agreement Nº5-C may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 38 of 49

LETTER AGREEMENT N°5-C to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°5-C to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By :	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its :	Authorised Signatory	Its:	Senior Vice President Contracts

Date :		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 39 of 49

LETTER AGREEMENT N°6 to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an amendment N°2 (the “Amendment N°2”) dated as of even date herewith relating to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°6 shall have the meanings assigned thereto in the Agreement and/or Amendment N°2, as the context may require.

Both parties agree that this Letter Agreement N°6, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°6.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 40 of 49

LETTER AGREEMENT N°6 to AMENDMENT N°2

1.	****

2.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement N°6 or of the Amendment N°2 or of the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement N°6 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement N°6 as if the same where set out herein mutatis mutandis.

4.	LAW AND JURISDICTION

This Letter Agreement Nº6 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº6 as if set out herein in full (with all necessary changes).

5.	COUNTERPARTS

This Letter Agreement Nº6 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 41 of 49

LETTER AGREEMENT N°6 to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°6 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By :	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its :	Authorised Signatory	Its:	Senior Vice President Contracts

Date :		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 42 of 49

LETTER AGREEMENT N°6 to AMENDMENT N°2

****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 43 of 49

LETTER AGREEMENT N°7 to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an amendment N°2 (the “Amendment N°2”) dated as of even date herewith relating to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (the “Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°7 shall have the meanings assigned thereto in the Agreement and/or Amendment N°2, as the context may require.

Both parties agree that this Letter Agreement N°7, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 44 of 49

LETTER AGREEMENT N°7 to AMENDMENT N°2

1.	****

2.	****

3.	****

4.	****

5.	****

6.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement N°7 or of the Amendment N°2 or of the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement N°7 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

7.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement N°7 as if the same where set out herein mutatis mutandis.

8.	LAW AND JURISDICTION

This Letter Agreement Nº6 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº7 as if set out herein in full (with all necessary changes).

9.	COUNTERPARTS

This Letter Agreement Nº7 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 45 of 49

LETTER AGREEMENT N°7 to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its:	Authorised Signatory	Its:	Senior Vice President Contracts

Date:		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 46 of 49

LETTER AGREEMENT N°8 to AMENDMENT N°2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1

Shelbourne Rd

Ballsbridge Dublin 4

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S., a société par actions simplifiée created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) entered into a purchase agreement dated December 16, 2010 (the “Agreement”) as amended pursuant to (a) and amendment N°1 dated 6 December 2012 (“Amendment N°1”) and (b) an amendment N°2 dated as of even date herewith which relates to the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft and as otherwise amended and supplemented from time to time (“Amendment N°2”).

In this Letter Agreement N°8, the Agreement as amended by Amendment N°2 shall be referred to as the Purchase Agreement. Capitalised terms used herein and not otherwise defined in this Letter Agreement N°8 shall have the meanings assigned thereto in the Purchase Agreement.

Both parties agree that this Letter Agreement N°8, upon execution thereof, shall constitute an integral, nonseverable part of Amendment N°2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°8.

1.	****

2.	****

3.	****

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 47 of 49

LETTER AGREEMENT N°8 to AMENDMENT N°2

4.	****

5.	****

6.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement N°8, Amendment N°2 or the Purchase Agreement, this Letter Agreement N°8 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.

7.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement N°8 as if the same where set out herein mutatis mutandis.

8.	LAW AND JURISDICTION

This Letter Agreement Nº8 shall be governed by English law and clause 22.4 of the Purchase Agreement shall apply to this Letter Agreement Nº8 as if set out herein in full (with all necessary changes).

9.	COUNTERPARTS

This Letter Agreement Nº8 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 48 of 49

LETTER AGREEMENT N°8 to AMENDMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°8 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ Lucas Mollan	By:	/s/ Christophe Mourey
Its:	Authorised Signatory	Its:	Senior Vice President Contracts

Date:		Date:

AVOLON – A320 Purchase Agreement – Amendment N°2	Page 49 of 49